SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: January 8, 1999



                                   AT&T CORP.


A New York                      Commission File              I.R.S. Employer
Corporation                        No. 1-1105                No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                         Telephone Number (212) 387-5400

Form 8-K
AT&T Corp.
January 8, 1999


Item 5.  Other Events.

         See Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.


Exhibit 99.1 AT&T Corp. Press Release issued January 8, 1999 entitled "AT&T Publicly Files TCI Merger Proxy; Expects to Begin Mailing to Shareowners Shortly; Announces Plans for Stock Repurchase and Stock Split."

Exhibit 99.2 AT&T Corp. Press Release issued January 8, 1999 entitled "AT&T Provides Financial Guidance for 1999."

Exhibit 99.3 AT&T Corp. Press Release issued January 8, 1999 entitled "AT&T Reaches Agreements To Form Commercial Joint Ventures With Five Cable Operators."

Form 8-K
AT&T Corp.
January 8, 1999



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AT&T CORP.




                                   /s/  Marilyn J. Wasser
                                   -----------------------------------
                                   By:  Marilyn J. Wasser
                                        Vice President and Secretary



January 8, 1999